UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2005

Celsion Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-14242	52-1256615
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10220-L Old Columbia Road, Columbia, Maryland	21046-1705
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (410) 290-5390

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.135-4(c))

Item 8.01. Other Events

(a)	On May 19, 2005 Celsion Corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”), at which Mr. Anthony Deasey, the Company’s Executive Vice President, Chief Operating Officer and Chief Financial Officer, and Dr, Augustine Cheung, the Company’s President and Chief Executive Officer, spoke. Copies of Mr. Deasey’s and Dr. Cheung’s prepared remarks are filed as Exhibit 99.1 and Exhibit 99.2, respectively, hereto and are incorporated herein by reference.

(b)	At the Meeting, the stockholders voted to elect Dr. Claude Tihon to the Board of Directors, to serve as a Class I director for a term of three years, until the Company’s annual meeting of stockholders in 2008 and until his successor is elected and shall have qualified.

The results of the voting on this matter are as follows:

NOMINEE	FOR	WITHHOLD
Claude Tihon	127,129,242	6,075,168

The stockholders also voted to authorize the Board of Directors to amend the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect a reverse split of the Company’s common stock at ratios ranging from one-for-seven to one-for-fifteen. The results of voting on these matters are as follows:

	FOR	AGAINST	ABSTAIN
One-for-Seven	121,672,563	11,094,519	437,327
One-for-Eight	120,327,329	12,455,555	421,525
One-for-Nine	120,306,006	12,506,568	391,835
One-for-Ten	122,248,635	10,644,719	311,055
One-for-Eleven	120,046,261	12,778,168	379,980
One-for-Twelve	119,983,691	12,851,438	369,280
One-for-Thirteen	119,992,996	12,815,283	396,130
One-for-Fourteen	119,959,911	12,863,268	381,230
One-for-Fifteen	120,607,079	12,269,625	327,705

Finally, the stockholders voted to ratify the appointment of Stegman & Company as the Company’s Independent Public Accountants for the fiscal year ending December 31, 2005. The results of the voting on this matter are as follows:

	FOR	AGAINST	ABSTAIN
Ratification of Stegman & Company	129,191,283	3,348,471	664,655

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Prepared remarks delivered by Mr. Anthony Deasey, Executive Vice President, Chief Operating Officer and Chief Financial Officer of Celsion Corporation (the “Company”), at the Company’s 2005 Annual Meeting of Stockholders on May 19, 2005, (the “Annual Meeting”).
99.2	Prepared remarks delivered by Dr. Augustine Cheung, President and Chief Executive Officer of the Company, at the Annual Meeting.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELSION CORPORATION

Date: May 25, 2005	By:	/s/ Anthony P. Deasey
Executive Vice President

Exhibit Index

Exhibit No.	Description
99.1	Prepared remarks delivered by Mr. Anthony Deasey, Executive Vice President, Chief Operating Officer and Chief Financial Officer of Celsion Corporation (the “Company”), at the Company’s 2005 Annual Meeting of Stockholders on May 19, 2005, (the “Annual Meeting”).
99.2	Prepared remarks delivered by Dr. Augustine Cheung, President and Chief Executive Officer of the Company, at the Annual Meeting.